Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2013
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares outstanding during the year. Diluted net income per share is computed using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options, PSUs, DSUs, shareholders’ rights and convertible debentures. The dilutive effect of outstanding stock options, PSUs, DSUs and shareholders’ rights is reflected in diluted earnings per share by application of the treasury stock method while the dilutive effect of convertible debentures is reflected in diluted earnings per share by application of the as if converted method.
The reconciliation of the net income and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2013	2012
Net earnings attributable to shareholders of APUC	$20,296	$14,532
Series A preferred shares dividend	5,400	769
Net earnings attributable to common shareholders of APUC	$14,896	$13,763
Discontinued operations	$(42,011)	$1,043
Net earnings attributable to common shareholders of APUC from continuing operations - Basic and Diluted	$56,907	$12,720
Weighted average number of shares
Basic	204,350,689	158,304,340
Dilutive effect of share-based awards	980,697	605,281
Diluted	205,331,386	158,909,621

The shares potentially issuable as a result of the convertible debentures as well as stock options of 885,418 respectively (2012 – 1,354,531) are excluded from this calculation as they are anti-dilutive.